UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________________________________

FORM 8-K

________________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2012

_______________________________________________________________________________________

VARCA VENTURES, INC.

(Exact name of registrant as specified in its charter)

____________________________________________________________________________

NEVADA	333-166548	98-0658381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1630 Ringling Boulevard, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 951-0787

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 28, 2012, the registrant Varca Ventures, Inc. ("Varca"), and its wholly-owned subsidiary, Wildcat Mining Corporation ("Wildcat"), entered into a Loan Agreement (the "Loan Agreement") with Sarasota Varca Associates, LLC ("Lender") pursuant to which Lender agreed to lend us an aggregate minimum amount of Four Hundred Thousand and No/100 Dollars ($400,000.00) up to a maximum amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Loan").  We have agreed to pay Rosie Investment Fund, LLC a finder's fee of 7% of the amount borrowed under the Loan. Unless otherwise indicated, or the context otherwise requires, the term "we," "us," "our" or "the Company" refer collectively to Varca and Wildcat.

In connection with execution of the Loan Agreement, we received proceeds under the Loan of $400,000 and executed a Subordinated Secured Promissory Note for that amount dated January 28, 2012 (the "Note"). The Note accrues interest at the rate of 12% per annum.  Accrued interest is to be paid monthly beginning with the monthly period ending February 29, 2012. The entire principal amount of the Note and all accrued and unpaid interest thereon is due and payable in full on or before July 31, 2013 (the "Maturity Date").  We have the option to repay the entire principal amount of the Note and all accrued and unpaid interest at anytime prior to the Maturity Date upon payment of a penalty of 5% of the principal amount of the Note.

Under the terms of the Note, Lender may elect to receive its monthly interest payment (the "Interest Payment") in shares of common stock of Varca ("Shares") in lieu of cash by providing us with written notice (the "Notice") on or before the last trading day of such monthly period (the "Notice Deadline").  If Lender timely elects to receive Shares in lieu of cash, Lender will receive that number of Shares equal to the Interest Payment divided by the Share Price. The "Share Price" is equal to the average of the closing sales price of a Share for the ten trading days ending five trading days after the Notice Deadline.  If we don't receive a completed and executed copy of the Notice on or before the Notice Deadline, we are required to pay Lender the Interest Payment in cash within five days after the Notice Deadline.

The Note, and any additional notes up to the aggregate principal amount of the Loan, is secured by a Deed of Trust dated January 28, 2012 (the "Deed of Trust").  The Deed of Trust creates a subordinated security interest in certain lode mining claims owned by Wildcat ("Mining Claims"), which also secure senior indebtedness having an outstanding principal balance of $425,000, payable in full as a balloon payment in February 2014.

We also granted Lender a perpetual non-participating production royalty deed (the "Royalty Deed") on all of the metallic and non-metallic minerals of every kind and character produced from the Mining Claims.  The royalty is 3.5% of our net smelter returns and 7.0% of the net proceeds we receive upon any sale of minerals in raw form other than to a smelter or processing facility.

Pursuant to the terms of the Loan, we granted Lender a right of first refusal to provide other priority financing secured by the Mining Claims on equal or better terms than what is offered by another lender.  Lender shall have seven days to notify us whether it, or any of its members, will be able to provide such financing.  The right of first refusal terminates upon repayment in full of all outstanding principal and accrued interest under the Note.

The terms of the transaction were the result of arm’s length negotiations between us and Lender. Prior to the completion of the transaction, neither the Company nor any of its affiliates or officers, directors or their associates had any material relationship with Lender, other than in respect of the applicable material definitive agreements and the transactions contemplated therein and related thereto.  Prospective or current investors in Varca's securities should read the Loan Agreement, the Note, the Deed of Trust and the Royalty Deed together with the other information concerning us that we publicly file in reports and statements with the United States Securities and Exchange Commission.  The foregoing description of the Loan and the agreements relating thereto is qualified in its entirety by reference to the full text of the Loan Agreement, the Note, the Deed of Trust and the Royalty Deed filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02  Unregistered Sales of Securities.

The information provided in Item 1.01 to this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Note issued to Lender was not registered under the Securities Act of 1933, as amended, nor will the shares of Vara's common stock that may be issued pursuant to the terms of the Note, but was made, and the issuance of the shares of common stock will be made, in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were or will be issued only to an "accredited investor" within the meaning of Rule 501 of Regulation D.  The recipient of our securities took them for investment purposes without a view to distribution. Furthermore, it had access to information concerning the Company and our business prospects; there was no general solicitation or advertising for the purchase of the securities; and the securities are restricted pursuant to Rule 144.

Item 9.01  Financial Statement and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Table are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Loan Agreement by and between Varca Ventures, Inc., Wildcat Mining Corporation and Sarasota Varca Associates, LLC, dated January 28, 2012.

10.2	Subordinated Secured Promissory Note by and between Varca Ventures, Inc., Wildcat Mining Corporation and Sarasota Varca Associates, LLC, dated January 28, 2012.

10.3	Deed of Trust executed by Wildcat Mining Corporation for the benefit of Sarasota Varca Associates, LLC, dated January 28, 2012.

10.4	Perpetual Non-Participating Production Royalty Deed by and between Wildcat Mining Corporation and Sarasota Varca Associates, LLC, dated January 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2012	Varca Ventures, Inc.

/s/ Roger Tichenor
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan Agreement by and between Varca Ventures, Inc., Wildcat Mining Corporation and Sarasota Varca Associates, LLC, dated January 28, 2012.

10.2	Subordinated Secured Promissory Note by and between Varca Ventures, Inc., Wildcat Mining Corporation and Sarasota Varca Associates, LLC, dated January 28, 2012.

10.3	Deed of Trust executed by Wildcat Mining Corporation for the benefit of Sarasota Varca Associates, LLC, dated January 28, 2012.

10.4	Perpetual Non-Participating Production Royalty Deed by and between Wildcat Mining Corporation and Sarasota Varca Associates, LLC, dated January 28, 2012.

6